MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.

                        Supplement dated June 30, 2000
                  to the Prospectus dated September 28, 1999

         The Board of Directors of Merrill Lynch Adjustable Rate Securities Fund, Inc. ("the Fund") has approved a proposed amendment to the investment objective and policies of the Fund, subject to stockholder approval at a meeting to be held August 23, 2000.

         The proposed amended investment objective of the Fund will be to provide current income and low net asset value fluctuation. The Fund will seek to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). Further, the Fund will adopt a non-fundamental operating policy whereby it will seek to maintain a dollar weighted average maturity of less than three years to try to reduce the volatility of the value of its securities portfolio. However, the Fund may purchase securities of any maturity and may use derivative instruments to try to reduce interest rate risk.

         If the proposed amendment to the investment objective and policies is approved by stockholders, the management fee payable by the Fund to Merrill Lynch Investment Managers, L.P. will be reduced from an annual rate of 0.50% of average daily net assets to an annual rate of 0.40% of average daily net assets. Also, the maximum initial sales charge imposed on purchases of Class A or Class D shares of the Fund will be reduced from 4.00% to 1.00% and the maximum deferred sales charge imposed on redemptions of Class B shares will be reduced from 4.00% to 1.00%. If the proposed amendment is approved, the aggregate account maintenance and/or distribution fees payable will be reduced for Class B shares from an annual rate of 0.75% of average daily net assets to 0.40%, for Class C shares from an annual rate of 0.80% of average daily net assets to 0.40%, and for Class D Shares from an annual rate of 0.25% of average daily net assets to 0.10%.

         The proposed change to the investment objective and policies is not expected to substantially change the main risks of investing in the Fund. However, if the stockholders approve the change to the investment objective and policies, the Fund may be subject to an increase in interest rate risk and fluctuation in net asset value, and a possible increase in capital gains distributions.

        If the stockholders approve the proposed amendments, it is anticipated that the Fund will change its name to Merrill Lynch U.S. Short Term Government Fund, Inc. to correspond to the change in the investment objective and policies of the Fund.

Code No. 13937-0999ALL